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                                                                January 30, 2001


To Deferred Compensation Plan Participants


CHANGES TO THE DEFERRED COMPENSATION PLAN


The Deferred Compensation Plan for Key Employees has been amended effective January 15, 2001 to incorporate the following changes:

     * Each Deferred Compensation Plan participant who is employed by Ralston Purina Company at the time the Nestle merger is finalized will be fully vested in his or her company-match accounts and, if applicable, the Fixed Benefit Option.

     * Effective January 30, 2001, the Ralston Equity Fund will be valued based on the daily closing price quoted on the New York Stock Exchange Composite Index on the day of the transaction. Previously, a 10-day average price was used to value Ralston Equity Fund accounts. Examples of transactions include transfer of account balances between accounts and payment distributions at retirement or termination of employment.

     * Upon the merger with Nestle, participants will be credited with $33.50 for each share equivalent credited to their Ralston Equity Fund and the proceeds will be credited to the Prime Rate Fund. The Ralston Equity Fund will be eliminated coincident with the merger.

     * All participants will now have the option to elect to receive benefits upon retirement or termination of employment in the form of five or ten-year installment payments regardless of whether the participant has attained age 50 at the time of termination. As a result of this amendment, participants under age 50 have the opportunity to make a distribution election that will become effective immediately.

A deferral election form is enclosed for your use in selecting a deferral payment option.
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January 30, 2001
Changes to Deferred Compensation Plan
Page Two


If you are under age 50 and wish to elect installment payments for the first time, your form must be received no later than February 14, 2001 in order for your election to be effective immediately. If your election form is received after February 14, 2001, your election for installment payments will not take effect for one year.

If you are age 50 or over, you may also complete a new distribution election form, but it must be on file for one year before it becomes effective.

Please return your election form to Clark/Bardes Consulting/Compensation Resource Group (CRG) and retain a copy for your records.

If you have any questions, please contact CRG at 800-405-0911 or Pat Robbins, Manager Compensation at 314-982-5889.



/S/ Ron Sheban

Ron Sheban
Ralston Purina Company
Compensation and Benefits Planning
Telephone 314-982-2325




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This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, and is intended to be incorporated in and made part of the Prospectus dated May 1, 1999 for the Ralston Purina Company Deferred Compensation Plan for Key Employees.
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
                     2001 ELECTION OF DEFERRAL PAYMENT FORM

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PAYMENT FORM

Check one box below to select a payment option. If you have a distribution election form on file, and you do not want to change your current distribution form, this form does not have to be completed; rather that election form will continue to apply.

THIS ELECTION WILL APPLY TO ALL DEFERRED COMPENSATION PLAN DISTRIBUTIONS, EXCEPT FOR THE FIXED BENEFIT OPTION. FOR PARTICIPANTS AGE 50 OR OVER, THIS PAYMENT FORM ELECTION WILL APPLY ONLY TO DISTRIBUTIONS MADE ONE YEAR FOLLOWING THE DATE THIS FORM IS COMPLETED. FOR PARTICIPANTS UNDER AGE 50, THIS PAYMENT FORM ELECTION WILL BECOME EFFECTIVE IMMEDIATELY, PROVIDED THIS ELECTION FORM IS RECEIVED BY FEBRUARY 14, 2001.

CHECK ONE:

[ ] LUMP SUM PAYMENT    [ ] 5 ANNUAL INSTALLMENTS    [ ] 10 ANNUAL INSTALLMENTS
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ACKNOWLEDGEMENT

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I understand and agree that my participation in the Program will be subject to the terms and conditions of the Program
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ACCEPTED AND ACKNOWLEDGED:
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________________________________                ________________________________
Signature of Participant                        Social Security Number


________________________________                ________________________________
Name (Typed or Print)                           Today's Date


________________________________                ________________________________
Department                                      Location/Floor #


________________________________________________________________________________
Home Street Address                   City               State          Zip


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MAIL OR FAX TO CLARK/BARDES CONSULTING - COMPENSATION RESOURCE GROUP, INC. (CRG)
633 W 5TH STREET, 52ND FLOOR - LOS ANGELES, CA 90071-2086 - FAX NO: 213-438-6600
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